Exhibit 99.1

STERIS Announces Targeted Restructuring Plan

●    Approximately $45 million restructuring charge to be recorded in fiscal 2019, of which approximately $35 million is non-cash

●    Annual profit improvement of approximately $12 million anticipated by fiscal 2021

DERBY, UK (December 4, 2018) - STERIS plc (NYSE: STE) (“STERIS” or the “Company”) today announced a targeted restructuring plan, which includes the closure of two manufacturing facilities, one in Brazil and one in England, as well as other actions including product rationalization. Less than 200 positions will be eliminated as a result of the restructuring plan. The Company will relocate the production of the impacted products to existing manufacturing operations during fiscal 2020. The majority of people who will be impacted have already been notified.

“As a result of reduced demand for certain products and overall capacity in our global manufacturing network, we will rationalize select product offerings and consolidate manufacturing of others,” said Walt Rosebrough, STERIS’s President and Chief Executive Officer. “We are confident that the more efficient plants in our network can absorb the volume over time, and that these actions will improve our quality, delivery and costs.”

The Company anticipates that it will incur a restructuring charge of approximately $45 million in fiscal 2019 related to these actions, which will be excluded from adjusted earnings per diluted share. Of the $45 million charge, approximately $35 million is non-cash. Profit improvement resulting from these actions is anticipated to be approximately $12 million a year, with about half of the benefit occurring in fiscal 2020 and the balance in fiscal 2021.

About STERIS

STERIS’s mission is to help our Customers create a healthier and safer world by providing innovative healthcare and life science product and service solutions around the globe. For more information, visit www.steris.com.

Investor Contact:

Julie Winter, Senior Director, Investor Relations

Julie_Winter@steris.com

+1 440 392 7245

Media Contact:

Stephen Norton, Senior Director, Corporate Communications

Stephen_Norton@steris.com

+1 440 392 7482

Forward-Looking Statements

This release and the referenced conference call may contain statements concerning certain trends, expectations, forecasts, estimates, or other forward-looking information affecting or relating to STERIS or its industry, products or activities that are intended to qualify for the protections afforded “forward-looking statements” under the Private Securities Litigation Reform Act of 1995 and other laws and regulations. Forward-looking statements speak only as to the date the statement is made and may be identified by the use of forward-looking terms such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “targets,” “forecasts,” “outlook,” “impact,” “potential,” “confidence,” “improve,” “optimistic,” “deliver,” “orders,” “backlog,” “comfortable,” “trend”, and “seeks,” or the negative of such terms or other variations on such terms or comparable terminology. Many important factors could cause actual results to differ materially from those in the forward-looking statements including, without limitation, disruption of production or supplies, changes in market conditions, political events, pending or future claims or litigation, competitive factors, technology advances, actions of regulatory agencies, and changes in laws, government regulations, labeling or product approvals or the application or interpretation thereof. Other risk factors are described in STERIS’s securities filings, including Item 1A of STERIS’s Annual Report on Form 10-K for the year ended March 31, 2018. Many of these important factors are outside of STERIS’s control. No assurances can be provided as to any result or the timing of any outcome regarding matters described in STERIS’s securities filings or otherwise with respect to any regulatory action, administrative proceedings, government investigations, litigation, warning letters, cost reductions, business strategies, earnings or revenue trends or future financial results. References to products are summaries only and should not be considered the specific terms of the product clearance or literature. Unless legally required, STERIS does not undertake to update or revise any forward-looking statements even if events make clear that any projected results, express or implied, will not be realized. Other potential risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements include, without limitation, (a) the receipt of approval of STERIS’s shareholders of the redomiciliation transaction, (b) any regulatory or court approvals required for the redomiciliation transaction not being obtained on the terms expected or on the anticipated schedule, (c) the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the redomiciliation transaction, (d) operating costs, Customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, Customers, clients or suppliers) being greater than expected following the redomiciliation transaction, (e) STERIS’s ability to meet expectations regarding the accounting and tax treatment of the Tax Cuts and Jobs Act (“TCJA”) or the possibility that anticipated benefits resulting from the TCJA will be less than estimated, (f) changes in tax laws or interpretations that could increase our consolidated tax liabilities, including, if the redomiciliation transaction is consummated, changes in tax laws that would result in STERIS Ireland being treated as a domestic corporation for United States federal tax purposes, (g) the potential for increased pressure on pricing or costs that leads to erosion of profit margins, (h) the possibility that market demand will not develop for new technologies, products or applications or services, or business initiatives will take longer, cost more or produce lower benefits than anticipated, (i) the possibility that application of or compliance with laws, court rulings, certifications, regulations, regulatory actions, including without limitation those relating to FDA warning notices or letters, government investigations, the outcome of any pending FDA requests, inspections or submissions, or other requirements or standards may delay, limit or prevent new product introductions, affect the production and marketing of existing products or services or otherwise affect STERIS’s performance, results, prospects or value, (j) the potential of international unrest, economic downturn or effects of currencies, tax assessments, tariffs and/or other trade barriers, adjustments or anticipated rates, raw material costs or availability, benefit or retirement plan costs, or other regulatory compliance costs, (k) the possibility of reduced demand, or reductions in the rate of growth in demand, for STERIS’s products and services, (l) the possibility of delays in receipt of orders, order cancellations, or delays in the manufacture or shipment of ordered products or in the provision of services, (m) the possibility that anticipated growth, cost savings, new product acceptance, performance or approvals, or other results may not be achieved, or that transition, labor, competition, timing, execution, regulatory, governmental, or other issues or risks associated with STERIS’s businesses, industry or initiatives including, without limitation, those matters described in STERIS’s 10-K for the year ended March 31, 2018 and other securities filings, may adversely impact STERIS’s performance, results, prospects or value, (n) the impact on STERIS and its operations, or tax liabilities, of Brexit or the exit of other member countries from the EU, and the Company’s ability to respond to such impacts, (o) the impact on STERIS and its operations of any legislation, regulations or orders, including but not limited to any new trade or tax legislation, regulations or orders, that may be implemented by the U.S. administration or Congress, or of any responses thereto, (p) the possibility that anticipated financial results or benefits of recent acquisitions, or of STERIS’s restructuring efforts, or of recent divestitures, or of the targeted restructuring plan will not be realized or will be other than anticipated, and (q) the effects of contractions in credit availability, as well as the ability of STERIS’s Customers and suppliers to adequately access the credit markets when needed.